                      NOTICE OF RULE 12B-1 FEE WAIVER

                             CLASS A SHARES

     THIS NOTICE OF RULE 12B-1 FEE WAIVER is signed as of March 1, 2004, by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the principal underwriter of Dryden Government Income Fund, Inc., an open-end management investment company (the Fund).

     WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class A shares of the Fund (Rule 12b-1 fees); and

     WHEREAS, PIMS understands and intends that the Fund will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing the Fund's expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

     WHEREAS, shareholders of the Fund will benefit from the ongoing contractual waiver by incurring lower Fund operating expenses than they would absent such waiver.

     NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class A shares of the Fund to .25 of 1% of the average daily net assets of the Fund. This contractual waiver shall be effective from the date hereof until April 30, 2005.

     IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.

PRUDENTIAL INVESTMENT
MANAGEMENT SERVICES LLC

By:    /s/ Robert F. Gunia
    ---------------------------------------

Name:      Robert F. Gunia
      -------------------------------------

Title:     President
       ------------------------------------

                      NOTICE OF RULE 12 B-1 FEE WAIVER

                             CLASS C SHARES

     THIS NOTICE OF RULE 12B-1 FEE WAIVER is signed as of March 1, 2004, by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the principal underwriter of Dryden Government Income Fund, Inc., an open-end management investment company (the Fund).

     WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class C shares of the Fund (Rule 12b-1 fees); and

     WHEREAS, PIMS understands and intends that the Fund will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing the Fund's expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

     WHEREAS, shareholders of the Fund will benefit from the ongoing contractual waiver by incurring lower Fund operating expenses than they would absent such waiver.

     NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class C shares of the Fund to .75 of 1% of the average daily net assets of the Fund. This contractual waiver shall be effective from the date hereof until April 30, 2005.

     IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.

PRUDENTIAL INVESTMENT
MANAGEMENT SERVICES LLC

By:    /s/ Robert F. Gunia
    ---------------------------------------

Name:      Robert F. Gunia
      -------------------------------------

Title:     President
       ------------------------------------

                      NOTICE OF RULE 12B-1 FEE WAIVER

                             CLASS R SHARES

     THIS NOTICE OF RULE 12B-1 FEE WAIVER is signed as of April 26, 2004, 2004, by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the principal underwriter of Dryden Government Income Fund, Inc., an open-end management investment company (the Fund).

     WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class R shares of the Fund (Rule 12b-1 fees); and

     WHEREAS, PIMS understands and intends that the Fund will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing the Fund's expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

     WHEREAS, shareholders of the Fund will benefit from the ongoing contractual waiver by incurring lower Fund operating expenses than they would absent such waiver.

     NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class R shares of the Fund to .50 of 1% of the average daily net assets of the Fund. This contractual waiver shall be effective from the date hereof until April 30, 2005.

     IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.

PRUDENTIAL INVESTMENT
MANAGEMENT SERVICES LLC

By:    /s/ Robert F. Gunia
    ---------------------------------------

Name:      Robert F. Gunia
      -------------------------------------

Title:     President
       ------------------------------------